Destra International & Event-Driven Credit Fund

Class A Shares (CEDAX)	Class L Shares (CEDLX)
Class I Shares (CEDIX)	Class T Shares (CEDTX)

February 20, 2019

SUPPLEMENT TO STATEMENT OF ADDITIONAL
INFORMATION (“SAI”) DATED NOVEMBER 19, 2018

Compensation of Trustees

The Board of Trustees has adopted a Destra Fund Complex-wide trustee compensation arrangement. As of April 1, 2019, Trustee compensation for the Fund will be allocated on a prorated basis among the funds in the Destra Fund Complex.

Accordingly, the information related to Trustee Compensation in the section entitled “MANAGEMENT OF THE FUND – Compensation of Trustees” on page 26 of the SAI is deleted and replaced with the following:

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Fund, Destra or BlueBay are entitled to receive from the Fund an annual cash retainer.

Effective April 1, 2019, in consideration of the services rendered by the Independent Trustees, the Destra Fund Complex will pay each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity. The Destra Fund Complex consists of the Fund, the Destra Multi-Alternative Fund, Destra Wolverine Dynamic Asset Fund and the Destra Flaherty & Crumrine Preferred and Income Fund, both a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

Prior to April 1, 2019, the Fund paid each Independent Trustee a retainer of $9,000 per year, and the Chairman of the Board a retainer of $12,000 per year for his services in this capacity.

The Fund also reimburses each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Please retain this Supplement for future reference.